                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                November 19, 2001
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                Date of Report (Date of earliest event reported)


                                 EMACHINES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)


       000-29715                                         94-3311182
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 Commission File Number)                      (IRS employer identification no.)


                          14350 Myford Road, Suite 100
                            Irvine, California 92606
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              (Address of principal executive offices and zip code)

                                 (714) 481-2828
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              (Registrant's telephone number, including area code)

Item 5. Other Events.

     On November 20, 2001, EM Holdings, Inc. ("EM Holdings") and eMachines, Inc. ("eMachines") issued a press release announcing that they had signed an Agreement and Plan of Merger, dated as of November 19, 2001, as amended and restated November 26, 2001 (the "Merger Agreement"), by and among EM Holdings, Empire Acquisition Corp., a wholly-owned subsidiary of EM Holdings ("Purchaser"), and eMachines. EM Holdings is wholly owned by Mr. Lap Shun Hui, a director of eMachines. The Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

     Under the terms of the Merger Agreement, Purchaser will commence a tender offer (the "Offer") to purchase all the outstanding shares of common stock, par value $0.0000125 per share, of eMachines (the "eMachines Common Stock"), for $1.06 per share, net to the seller in cash without interest. The consummation of the Offer is subject to, among other things, the receipt of funds pursuant to EM Holdings' financing commitments and a number of shares being tendered in the Offer (when added to shares held by Mr. Hui, Korea Data Systems (USA), Inc., an affiliate of Mr. Hui, EM Holdings and their respective affiliates and shares purchasable from idealab! Holdings L.L.C. ("idealab!") pursuant to a stock purchase agreement entered into with Mr. Hui) that constitute at least 90% of the outstanding shares of eMachines Common Stock. Pursuant to the Merger Agreement, following the completion of the Offer and the satisfaction or waiver of certain other conditions, Purchaser will be merged with and into eMachines (the "Merger") and eMachines will be the surviving corporation. In the Merger, each outstanding share of eMachines Common Stock (other than shares held by stockholders who perfect appraisal rights under Delaware law) will be converted into the right to receive $1.06 per share, the same consideration paid to those stockholders who tendered their eMachines Common Stock in the Offer.

     Concurrently with the execution of the Merger Agreement, EM Holdings, Purchaser and eMachines entered into a Buyer Option Agreement (the "Buyer Option Agreement") which provides that, if Purchaser waives the minimum condition such that fewer than 90% of the outstanding shares of eMachines Common Stock are required to be tendered to consummate the Offer and less than 90% actually tender into the Offer, then Purchaser will have the option to Purchase from eMachines a sufficient number of shares of eMachines Common Stock to permit the Merger to be effected as a "short-form" merger under Section 253 of the Delaware General Corporation Law, which would not require stockholder approval. The Option Agreement is filed as Exhibit 2.2 hereto and is incorporated herein by reference.

     In connection with the execution of the Merger Agreement, Mr. Hui and idealab! entered into a Stock Purchase Agreement, dated October 30, 2001 (the "Stock Purchase Agreement"), pursuant to which idealab! agreed, among other things, to sell the shares of eMachines Common Stock held by idealab! to Mr. Hui or Purchaser effective as of the acceptance by Purchaser of the shares tendered into the Offer and not to tender such shares into the Offer. The Stock Purchase Agreement is filed as Exhibit 2.3 hereto and is incorporated herein by reference

     On October 31, 2001, eMachines entered into Amendment No. Two to the Original Design Manufacture Agreement with TriGem Computer, Inc. ("TriGem"). Under the terms of the amendment, eMachines can return defective returns to TriGem Computer, subject to a deduction schedule. eMachines is responsible for nondefective returns and shall resell all refurbished defective computers, which are to be consigned from TriGem. TriGem shall also provide replacement parts to eMachines for its customer support programs. In the event that more than a specified percentage of any product that TriGem produces pursuant to the agreement is returned, eMachines may initiate a recall of that product or model after consultation with TriGem. In the event of a recall, eMachines is entitled to a full credit from TriGem for all recalled and returned products. Amendment No. Two to the Original Design Manufacture Agreement with TriGem is filed as
Exhibit 2.4 hereto and is incorporated herein by reference.

     On October 31, 2001, eMachines entered into a Settlement and Release Agreement with TriGem and TriGem America Corporation relating to all payments due by eMachines to TriGem under the Original Design Manufacture Agreement dated as of January 24, 2000, as amended. The Settlement and Release Agreement is filed as Exhibit 2.5 hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.
               --------

          2.1 Agreement and Plan of Merger, dated as of November 19, 2001, by and among EM Holdings, Inc., Empire Acquisition Corp. and eMachines, Inc. (incorporated by reference to the Schedule 14D-9 filed by eMachines on November 27, 2001).

          2.2 Buyer Option Agreement, dated as of November 19, 2001, by and among EM Holdings, Inc., Empire Acquisition Corp. and eMachines, Inc. (incorporated by reference to the Schedule 14D-9 filed by eMachines on November 27, 2001).

          2.3 Stock Purchase Agreement, dated as of October 30, 2001, between Lap Shun Hui and idealab! Holdings, L.L.C. (incorporated by reference to the Schedule 14D-9 filed by eMachines on November 27, 2001).


          2.4 Amendment No. Two to Original Design Manufacture Agreement between TriGem, dated as of October 31, 2001, between eMachines, Inc. and TriGem Computer, Inc.

          2.5 Settlement and Release Agreement, dated as of October 31, 2001, between eMachines, Inc., TriGem Computer, Inc. and TriGem American Corporation.

          99.1 Press Release of EM Holdings, Inc. and eMachines, Inc., dated November 19, 2001 (incorporated by reference to the Schedule 14D-9C filed by eMachines on November 20, 2001).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2001              EMACHINES INC.



                                      By: /s/ Adam Andersen
                                      ------------------------------------

                                      Name:  Adam Andersen
                                      Title: Senior Vice President and Chief
                                             Operating Officer

                                INDEX TO EXHIBITS

Exhibit
Number            Description of Document
------            -----------------------

  2.1 Agreement and Plan of Merger, dated as of November 19, 2001, by and among EM Holdings, Inc., Empire Acquisition Corp. and eMachines, Inc. (incorporated by reference to the Schedule 14D-9 filed by eMachines on November 27, 2001).

  2.2 Buyer Option Agreement, dated as of November 19, 2001, by and among EM Holdings, Inc., Empire Acquisition Corp. and eMachines, Inc. (incorporated by reference to the Schedule 14D-9 filed by eMachines on November 27, 2001).

  2.3 Stock Purchase Agreement, dated as of October 30, 2001, between Lap Shun Hui and idealab! Holdings, L.L.C. (incorporated by reference to the Schedule 14D-9 filed by eMachines on November 27, 2001).

  2.4 Amendment No. Two to Original Design Manufacture Agreement between TriGem, dated as of October 31, 2001, between eMachines, Inc. and TriGem Computer, Inc.

  2.5 Settlement and Release Agreement, dated as of October 31, 2001, between eMachines, Inc., TriGem Computer, Inc. and TriGem American Corporation.

  99.1 Press Release of EM Holdings, Inc. and eMachines, Inc., dated November 19, 2001 (incorporated by reference to the Schedule 14D-9C filed by eMachines on November 20, 2001).